                                  EXHIBIT 10.12

                                OPTION AGREEMENT


          THIS OPTION AGREEMENT made as of this 27 day of September, 1993, by and between those persons whose names and addresses are shown on EXHIBIT A attached hereto and made a part hereof (individually an "Owner" and collectively the "Owners") and ST. MARY MINERALS INC., a Colorado corporation, whose address is 1776 Lincoln Street, Denver, Colorado 80203, (hereinafter referred to as "St. Mary");

          WHEREAS, Owners are the owners of certain patented and unpatented mining claims situate in Montrose County, Colorado, herein referred to as "the Property," and more particularly described on EXHIBIT B attached hereto and made a part hereof; and

          WHEREAS, St. Mary desires to carry out exploration work and to acquire the Option to Purchase the Property,

          WHEREAS, Owners desire to make the Property available for the conduct by St. Mary of certain mineral exploration work thereon and to grant St. Mary the option to purchase the Property,

          NOW THEREFORE, in consideration of Ten Dollars ($ 10.00) in hand paid to Owners, the receipt and sufficiency of which are hereby acknowledged, and further in consideration of the mutual covenants, agreements, and promises herein contained, the parties agree as follows:

1. OPTION. Owners grant to St. Mary during the term of this Agreement the sole and exclusive option (the "Option") to purchase the Property, together with all appurtenances and water rights incident thereto and all improvements and personal property thereon, free and clear of all liens and encumbrances, for a total purchase price of Five Hundred Fifty Thousand Dollars ($550,000.00). St. Mary shall be entitled to a credit against the purchase price for all amounts paid under the provisions of Section 7 hereof and for all costs and expenses incurred under the provisions of Section 5 hereof and the balance of the purchase price will be payable within thirty (30) days after St. Mary gives notice that it elects to exercise the Option.

2. ESCROW. Contemporaneously with the execution of this Agreement, Owners shall execute, acknowledge, and deliver to the Escrow Agent one or more special warranty deeds conveying the Property to St. Mary in the form (without legal descriptions) of Exhibit C attached hereto and incorporated herein.

     Owners and St. Mary hereby appoint ____________________________ as their Escrow Agent to receive and distribute all payments and to hold the deed and deliver it to the party entitled hereunder to receive the same. The parties hereto agree. that the Escrow Agent shall act pursuant to Escrow Instructions executed contemporaneously herewith.

3. EXCLUSIVE POSSESSION. St. Mary shall have the exclusive possession of the Property during the term of this Agreement.

4.   TITLE.

     (a) Owners warrant that they are in possession of the Property, that they have the right to enter into this Agreement, that they know of no other person claiming any interest in the Property or the ground covered thereby, and that the Property is free from all liens and encumbrances, except liens for property taxes not yet due and payable. Owners further warrant to St. Mary the quiet enjoyment of the Property and the right to explore, develop and mine the same.

     (b) Owners warrant that the unpatented mining claims included in the Property have been properly located, and that for each assessment year assessment work has been performed (or other steps taken in accordance with the law) for the benefit of the claims. Owners warrant and shall defend title to the Property against all persons whomsoever.

     (c) Owners shall provide St. Mary with recording data with respect to location notices and certificates, affidavits of annual labor, deeds, easements or other documents which bear upon Owners' title to the Property, and shall provide St. Mary with copies of all such documents and all title reports and abstracts in Owners' possession or control. Owners shall, upon St. Mary's request, record any such document in Owners' possession or control which has not been recorded.

     (d) At St. Mary's request, Owners shall take all action necessary (including judicial proceedings) to remove any cloud from or cure any defect in their title to the Property or the ground covered thereby. If Owners fail or refuse to take any such action, St. Mary may take any such action in Owners' names. Owners agree to cooperate with St. Mary in any such action taken. St. Mary may recover from Owners or from any payments thereafter to become due to Owners hereunder all costs and expenses (including attorneys' fees) incurred by St. Mary in any such action. If the United States or any third person attacks the validity of any of the patented mining claims included in the Property for any reason, St. Mary shall have no obligation to defend the validity of the claim.

     (e) St. Mary shall not be estopped to deny the validity of Owners' title.

5. UNDIVIDED INTEREST. If the interest claimed by any Owner in any portion of the Property is less than one hundred percent (100%), the interest claimed by such Owner is set forth in exhibit A. Any representation or warranty of title made by any Owner shall apply only to the interest set forth in Exhibit A.

6.   OPTION PAYMENTS.

     (a) Concurrent with the execution of this Agreement by Owners, St. Mary has made an option payment to Owners in the amount of $10,000, receipt of which is hereby acknowledged by Owners.

     (b) St. Mary shall pay to Owners further option payments on the dates and in the amounts as follows:

               March 1, 1994                     20,000

               September 1, 1994                 20,000

               September 1, 1995                 50,000

               September 1, 1996                100,000

               September 1, 1997                150,000

               September 1, 1998                200,000
                                               --------
                                               $540,000


7. MANNER OF FURTHER OPTION PAYMENTS. St. Mary shall make all further option payments due Owners hereunder by check which shall be made payable to and shall be transmitted to the Escrow Agent. The Escrow Instructions to be executed contemporaneously herewith will instruct the Escrow Agent how the payments shall be disbursed. Upon making the payments to the Escrow Agent, St. Mary shall be deemed to have made the payments to Owners, their heirs, representatives, successors, and assigns, and thereupon St. Mary shall be discharged to the extent thereof as if the payments had been made directly to Owners, or to any person, firm or corporation entitled thereto, and St. Mary shall not be liable for the ultimate distribution or receipt of any payment or payments.

8.   OPERATIONS.

     (a) SCOPE. During the term of this Agreement, St. Mary shall have free and unrestricted access to the Property, and shall have the right and privilege of conducting exploratory investigations and prospecting for mineral deposits on the Property, effective during the life of the Option, and such prospecting shall include, but not be limited to, soil testing, geophysical surveys, core drilling, shaft sinking, tunnel and mine building and the removal of ore for testing purposes but not removal of ore for sale. St. Mary shall have the right to erect and maintain upon the Property any improvements, structures, or facilities including mines, shafts and tunnels as may be necessary or convenient for the conduct of its operations.

     (b) STANDARDS OF OPERATIONS. St. Mary shall conduct all operations on the Property in a good and workmanlike manner and in accordance with accepted mining practice.

     (c) COMPLIANCE WITH LAW; RECLAMATION: St. Mary shall endeavor in good faith to comply with applicable provisions of federal, state and local laws and regulations, as required by the operating permits issued to St. Mary by these agencies under which St. Mary shall conduct its operations. If this Agreement is terminated, St. Mary shall reclaim only those portions of the Property actually disturbed by its operations and only to the extent of St. Mary's disturbance thereof whether or not such reclamation then complies with applicable governmental laws, regulations and orders. St. Mary shall have the right, without payment of any additional consideration to Owners, to enter upon the Property subsequent to termination of this Agreement for purposes of performing such reclamation work. Owners shall be notified prior to St. Mary re-entering the Property for reclamation purposes.

     (d) ANNUAL REPORTS: During the term of this Agreement, St. Mary shall furnish to Owners annual summaries of work performed on or for the benefit of the Property. Such summaries may include, raw data relating to the Property, but shall not include any interpretative data with respect thereto.

9. NO IMPLIED COVENANTS. No covenants or conditions relating to the exploration or related operations on or in connection with the Property, or the timing thereof, other than those expressly provided in this Agreement, shall be implied. After commencing any exploration or related operations on or in connection with the Property and so long as this Agreement has not been terminated before the expiration of its term, St. Mary may in its sole discretion curtail or cease such operations so long as it continues to make any payments due Owners under this Agreement, subject to the provisions of
Section 16 hereof.

10. PROTECTION FROM LIENS AND DAMAGES. St. Mary shall keep the Property free of liens for labor performed or materials or merchandise furnished for use on the Property under this Agreement, and shall hold Owners harmless from all costs, loss or damage which may result from any work or operations of St. Mary or its occupancy of the Property.

11. TAXES. Owners shall pay all taxes levied against the Property prior to the date of this Agreement. St. Mary shall pay or reimburse Owners for all taxes levied against the Property during the term of this Agreement. In the case of taxes for the calendar year in which this Agreement commences, and for the calendar year in which this Agreement ends, there shall be an apportionment between the parties, St. Mary to bear the proportion of taxes upon the Property applicable to the part of the calendar year included hereunder and Owners to bear the balance of the taxes. St. Mary shall pay all taxes levied during the term of this Agreement against all buildings, structures, machinery, equipment, personal property, fixtures and improvements placed upon the Property by St. Mary, and all taxes levied against St. Mary as an employer of labor. All taxes shall be paid when due and before delinquent, but St. Mary shall be under no obligation to pay any tax so long as the tax is being contested in good faith and by appropriate legal proceedings and the nonpayment thereof does not adversely affect any rights, title or interest of Owners in or to the Property.

12. INSURANCE. St. Mary shall carry at all times during the term of this Agreement worker's compensation and other insurance required by state laws and mining regulations, or St. Mary may self-insure as to such matters if it qualifies as a self-insurer under the appropriate laws and regulations.

13.  INSPECTION.

     (a) Owners or their authorized representative may enter on the Property at any reasonable time, and with reasonable notice to St. Mary, for the purpose of inspection, but shall enter at Owners' own risk and so as not to hinder unreasonably the operations of St. Mary. Owners shall indemnify and hold St. Mary harmless from any damage, claim or demand by reason of injury to or the presence of Owners, their agents or representatives on the Property.

     (b) Owners or their authorized representative may, at any reasonable time, and with reasonable notice to St. Mary, inspect any records pertinent and necessary for substantiating the compliance of St. Mary with the provisions of this Agreement.

14. DATA. (a) Upon the execution of this Agreement, Owners shall deliver to St. Mary all drill core, all geological, geophysical and engineering data and maps, logs of drill holes, results of assaying and sampling, and similar data concerning the Property (or copies thereof) which are in Owners' possession or control.

     (b) Upon the surrender or other termination of this Agreement (except upon exercise of the Option and payment of the full purchase price as provided in Section 6 hereof, St. Mary shall, within 60 days after termination, (i) return to Owners all drill core and original data delivered by Owners to St. Mary which are then in St. Mary's possession or control, and
(ii) make available for inspection by Owners all factual geological and geophysical data and maps (not including interpretive data), logs of drill holes, drill core or cuttings and results of assaying and sampling pertaining to the Property which St. Mary has obtained as a result of its exploration work under this Agreement and which are then in St. Mary's possession or control. Upon Owners' request made within ninety (90) days after termination of this Agreement, St. Mary shall at Owners' expense, provide Owners with the drill core or cuttings designated by Owners and with copies of any portion of the factual geological and geophysical data and maps (not including interpretive data), logs of drill holes, and results of assaying and sampling designated by Owners. St. Mary makes no representation or warranty as to the accuracy or completeness of, any such data or information, and shall not be liable on account of any use by Owners or any other person of any such data or information. St. Mary shall not be liable for the loss or destruction of any drill core or cutting.

15. CONFIDENTIALITY. During the term of this Agreement all information obtained by Owners or their authorized representatives from St. Mary or arising out of St. Mary's activities on the Property pursuant to this Agreement shall be kept strictly confidential by

Owners and shall not be released to any third party except upon the prior written consent of St. Mary.

16.  TERMINATION AND SURRENDER.

     (a) The term of this Agreement shall be for a period of five years from the date hereof unless sooner surrendered or otherwise terminated, or until the earlier exercise of the Option.

     (b) It is also agreed that a failure by St. Mary to make an option payment within 60 days of the due date, therefor as provided in Section 6(b) hereof shall constitute also a termination of this Agreement effective upon the expiration of such 60 day period. Upon the effective date of such termination, all rights of St. Mary under this Agreement, except as provided in Sections 17 and 18 hereof, shall terminate and all liabilities and obligations of St. Mary hereunder (including the obligation of making any further payments under Section 6(b) hereof) shall likewise thereupon terminate except as provided in Sections 8(c) and 14(b) hereof.

     (c) St. Mary may also at any time terminate this Agreement as to all or any part of the Property by delivering to Owners or by filing for record in the appropriate office (with a copy to Owners) a good and sufficient Surrender of this Agreement. Upon mailing the Surrender to Owners or to the appropriate office, all rights of St. Mary under this Agreement shall terminate, except as provided in Sections 17 and 18 hereof, and all liabilities and obligations of St. Mary under this agreement shall likewise terminate except as provided in Section 8(c) and 14(b) hereof and except liability for payments under Section 6(b) hereof that became due more than 60 days prior to the date of such termination.

17. REMOVAL OF PROPERTY. For a period of six (6) months after the termination of this Agreement St. Mary shall have the right (but not the obligation except to the extent set forth in Section 8(c) hereof) to remove from the Property all buildings, structures, machinery, equipment, personal property, fixtures, and improvements owned by St. Mary or erected or placed on or in the Property by St. Mary, except mine timbers in place. St. Mary may keep one or more watchmen on the Property during the six-month period.

18. ACCESS. For as long as necessary after termination of this Agreement or following, the exercise of the Option, St. Mary shall have the right of access to and across the Property for reclamation purposes.

19. EASEMENTS. If requested by St. Mary during the term of this Agreement or following, the exercise of the Option, Owners shall execute one or more instruments granting to St. Mary without cost to St. Mary easements upon, over or through the Property or upon, over or through other property owned by Owners, for the construction, maintenance, use, and removal of pipe lines, telephone lines, electrical power or transmission lines, roads, railroads, tramways, flumes, ditches, shafts, drifts, tunnels and other facilities necessary or convenient for St. Mary's operations on the Property or on other property.

20. AMENDMENTS, RELOCATIONS AND PATENTS. During the term of this Agreement, St. Mary shall have the right (but not the obligation), in the name of Owners, to amend or relocate any or all of the unpatented mining claims included in the Property, to locate placer claims on ground theretofore covered by lode claims and vice versa, and to locate any millsites on ground theretofore covered by mining claims and vice versa, and to locate any fractions resulting from the location, amendment or relocations of mining claims or millsites. At the request of St. Mary, Owners shall apply for a patent for any or all of the unpatented mining claims and millsites. For purposes of implementing the provisions of this Section, Owners do hereby nominate, constitute and appoint St. Mary as their true and lawful attorney-in-fact to execute, deliver and record on behalf of the Owners and in their name, place and stead all such documents as St. Mary may deem necessary or appropriate for such purposes. All expenses authorized by St. Mary in connection with locating, amending, or relocating mining claims or millsites or prosecuting patent proceedings shall be borne by St. Mary. The rights of St. Mary under this Agreement shall extend to all such locations, amended locations, relocations and patented mining claims and millsites.

21.  COMPLIANCE WITH FEDERAL LAND POLICY AND MANAGEMENT ACT.

     (a) Owners warrant that the location notices or location certificates for the unpatented mining claims included in the Property have been properly filed in the proper office of the Bureau of Land Management pursuant to 43 U.S.C. Section 1744 (b).

     (b) Owners warrant that evidence of assessment work or notices of intention to hold have been properly recorded in the proper county (or recording district) office and filed in the proper office of the Bureau of Land Management pursuant to 43 U.S.C. Section 1744(a), as required, for each assessment year to and including the assessment year ending September 1, 1992.

22. Assessment Work.

     (a) Owners warrant that the annual assessment work required to hold the Property has been performed for each assessment year to and including the assessment year sending September 1, 1992. For every assessment year thereafter in which St. Mary continues this Agreement beyond the 1st day of August of any year, St. Mary shall perform assessment work or pay any rental fee required by the Department of the Interior. If any court or governmental agency decides that the work performed by St. Mary does not constitute the kind of work required by federal or state law, St. Mary shall nevertheless be deemed to have complied with the terms of this Agreement if the work done by St. Mary is the kind generally accepted in the mining industry as assessment work under existing law.

     (b) St. Mary shall be relieved of its obligation to perform assessment work for any period in which assessment work is not required or is suspended, and St. Mary shall have the benefit of subsequent laws enacted which relate to assessment work, including any laws extending the time within which to perform assessment work. For each year in which St. Mary performs assessment work, it will record in the office where the location notice or location certificate is recorded, and in any other proper office in the county (or recording district) in which the claims are located, and in the proper office of the Bureau of Land Management, an affidavit of assessment work or other documents complying with the requirements of state law and the Federal land Policy and Management Act of 1976 and the regulations implementing and supplementing the Act.

     (c) Owners represent that the Property is one contiguous group of mining claims, and agree that work on any one or more of the claims will be for the benefit of all of the claims.

     (d) Owners represent that no report of geological, geophysical, and geochemical work (30 U.S.C. Sections 28-1 and 28-2) on the Property has been filed for assessment years commencing September 1, 1990 and thereafter.

23. NOTICES. All notices and other communications to either party shall be in writing and shall be sufficiently given if delivered in person or sent by certified or registered mail, return receipt requested, addressed as hereinafter set forth. Notices given by mail shall be deemed delivered as of the date of mailing. Until a change of address is communicated as indicated above, all notices to Owners shall be addressed:

          c/o Wanda H. Ahlstrom
          1628 Mulberry Way
          Sandy, Utah 84093

      and all notices to St. Mary shall be addressed,

          St. Mary Minerals Inc.
          1776 Lincoln Street
          Denver, Colorado 80203

          Attn: Gregory A. Hahn

24. ASSIGNMENT.

     (a) The rights of either party hereunder may be assigned in whole or in part without the consent of the other party hereto, subject to the provisions hereinafter set forth.

     (b) No change or division in the ownership of the Property or the payments provided for herein, however accomplished, shall enlarge the obligations or diminish the rights of St. Mary hereunder. Owners covenant that any change in their ownership shall be accomplished in such a manner that St. Mary shall be required to make payments and to give notices to but one person, firm or corporation, and upon breach of this covenant, St. Mary may retain all monies otherwise due to Owners until the breach has been cured. No change or division in ownership shall be binding on St. Mary until 30 days after Owners have given St. Mary a certified copy of the recorded instrument evidencing the change or division.

     (c) If St. Mary assigns the whole of or an undivided interest in this Agreement, liability for breach of any obligation hereunder shall rest exclusively upon the holder of the Agreement or of an undivided interest herein who commits the breach. If this Agreement is assigned as to a segregated portion of the Property, default by the holder hereunder of that portion shall not affect the rights of holders hereunder of any other portion.

     (d) If Owners receive and propose to accept a bona fide written offer from an unrelated third party to purchase, subject to the terms of this Agreement, and purpose to accept all or any part of Owners' interest in the Property or in this Agreement, Owners shall first offer the interest to St. Mary stating the interest proposed to be sold or otherwise disposed of, the offering price from such third party and other terms and conditions of sale. St. Mary may accept the offer on the same terms and conditions as such third party offer by notice to Owners given within 60 days following the date of Owners' offer. If St. Mary does not accept Owners' offer, Owners may sell or otherwise dispose of the interest offered to St. Mary at a price and upon terms and conditions equal to or less favorable to the third party than those offered to St. Mary provided that the sale or other disposition is effectuated within 120 days from the effective date of Owners' offer. Any sale or other disposition shall be subject to the terms of this Agreement, including this subsection (d), all of which shall survive the closing of any such sale in full force and effect. If Owners do not sell or otherwise dispose of the interest offered within 120 days, the provisions of this subsection

     (d) shall apply to any subsequent offer received by Owners.

25. NO TRANSFER OR ENCUMBRANCE. Without St. Mary's prior written consent, neither Owners nor any Owner during term of this Agreement shall (a) sell, transfer, assign or convey any interest in the Property without St. Mary's prior written consent or otherwise in accordance with the provisions of Section 25(d) hereof; (b) do or fail to do any act or thing which would cause or permit any part of the Property to be pledged, collateralized or stand as security for any matter whatsoever; or
(c) enter into any leases or other agreements concerning the Property or any part thereof.

26. FORCE MAJEURE.

     (a) If St. Mary shall be prevented by Force Majeure from timely performance of any of its obligations hereunder (except the payment of money to Owners), the failure of performance shall be excused and the period for performance and the term of this Agreement shall be extended for an additional period equal to the duration of the Force Majeure. Upon the occurrence and upon the termination of any Force Majeure, St. Mary shall promptly notify Owners. St. Mary shall use reasonable diligence to remedy a Force Majeure, but shall not be required against its better judgment to settle any labor dispute or contest the validity of any law or regulation or any action or inaction of civil or military authority.

     (b) "Force Majeure" means any cause beyond St. Mary's reasonable control, including law or regulation, action or inaction of civil or military authority, inability to obtain any license, permit, or other authorization that may be required to conduct operations on or in connection with the Property, unusually severe weather, mining casualty, fire, explosion, insurrection, riot, labor dispute, inability after diligent effort to obtain workmen or material, delay in transportation and acts of God.

27. SHORT FORM. Contemporaneously herewith, St. Mary and Owners have executed and delivered a Short Form of Agreement. St. Mary may record the Short Form or this Agreement, or both, as it may elect.

28. INUREMENT. All covenants, conditions, limitations and provisions herein contained apply to and are binding upon the parties hereto, their heirs, representatives, successors and assigns.

29. MODIFICATION. No modification, variation, or amendment of this Agreement shall be effective unless the modification, variation or amendment is in writing and is signed by Owners and St. Mary.

30. WAIVER. No waiver of any breach or default under this Agreement shall be effective unless the waiver is in writing and signed by the party against whom the waiver is claimed. No waiver of any breach or default shall be deemed to be a waiver of any other or subsequent breach or default.

31. ENTIRE AGREEMENT. This Agreement sets forth the entire agreement of the parties and, except as herein expressly provided, supersedes all previous and contemporaneous agreements, representations, warranties or understandings, written or oral.

32. CONSTRUCTION. The paragraph headings are for convenience only, and shall not be used in the construction of this Agreement.

33. GOVERNING LAW. The formation, interpretation, and performance of this Agreement shall be governed by the law of the state of Colorado.

34. TIME OF ESSENCE. Except as set forth in Section 26 hereof, time is of the essence in the performance of each and every term, condition, and covenant of this Agreement.

35. TIME COMPUTATIONS. In computing the time permitted or required for performance or payment as provided hereunder, the first day shall be excluded and the last day shall be included. If the last day of any such period is a Saturday, Sunday or legal holiday, the period shall extend to include the next day which is not a Saturday, Sunday, or legal holiday. Any performance or payment which must be taken or made under this Agreement must be taken or made prior to 5:00 p.m. (Denver, Colorado time) of the last day of the applicable period provided hereunder for such action, unless another time is expressly specified. All references to time shall be Denver, Colorado time. If a date for performance or payment falls on a holiday or weekend, the time for performance or payment shall be extended to the next business day, and if performance or payment has occurred on such weekend or holiday, it shall be deemed to have occurred on the next business day.

36. INVALIDITY. The invalidity of any provision, of this Agreement shall not affect the enforceability of any other provision of this Agreement.

37. COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original and all of which together shall constitute one and the same agreement. If any person named as one of the Owners does not execute this Agreement, it nevertheless shall be binding upon those persons executing it.

38. ADDITIONAL DOCUMENTS. Owners will provide St. Mary with such additional documents as may be necessary to carry out the purposes of this Agreement. If conditions change by reason of conveyances, assignments or other matters relating to the title to or description of the Property, Owners and St. Mary shall execute amendments of this Agreement, the Short Form of Option Agreement and any other documents which may be necessary to reflect such changed conditions.

     IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

/s/ Wanda H. Ahlstrom              /s/ Clive L. Ahlstrom
--------------------------         --------------------------
Wanda H. Ahlstrom                  Clive L. Ahlstrom

/s/ Max J. Peacock                 /s/ Florene Peacock
--------------------------         --------------------------
Max J. Peacock                     Florene Peacock

                                   ST. MARY MINERALS INC.


                                   By: /s/ ILLEGIBLE
                                      ------------------------------
                                      Executive Vice President


STATE OF              )
                      ) ss.
COUNTY OF             )

     On this 27 day of September, 1993 before me the undersigned, a notary
            ----      ----------    --
public, personally appeared Wanda H. Ahlstrom known to me (or proved to me on the oath of _________________________________(to be the person whose name is subscribed to the within instrument, and acknowledged that she executed the same.

My Commission Expires:

[DAVID A. SHAIA SEAL]                         /s/David Shaia
------------------------------                ------------------------------
                                              Notary Public


STATE OF              )
                      ) ss.
COUNTY OF             )


     On this 27 day of September, 1993 before me the undersigned, a notary
            ----      ----------    --
public, personally appeared CLive L. Ahlstrom known to me (or proved to me on the oath of _________________________________(to be the person whose name is subscribed to the within instrument, and acknowledged that he executed the same.

My Commission Expires:

[DAVID A. SHAIA SEAL]                         /s/David Shaia
------------------------------                ------------------------------
                                              Notary Public

STATE OF              )
                      ) ss.
COUNTY OF             )


     On this 27 day of  Sept.   , 1993 before me the undersigned, a notary
            ----      ----------    --
public, personally appeared Max J. Peacock known to me (or proved to me on the oath of _________________________________(to be the person whose name is subscribed to the within instrument, and acknowledged that he executed the same.

My Commission Expires:

[DAVID A. SHAIA SEAL]                         /s/David Shaia
------------------------------                ------------------------------
                                              Notary Public


STATE OF              )
                      ) ss.
COUNTY OF             )


     On this 27 day of  Sept.   , 1993 before me the undersigned, a notary
            ----      ----------    --
public, personally appeared Florene N. Peacock known to me (or proved to me on the oath of _________________________________(to be the person whose name is subscribed to the within instrument, and acknowledged that she executed the same.

My Commission Expires:

[DAVID A. SHAIA SEAL]                         /s/David Shaia
------------------------------                ------------------------------
                                              Notary Public

STATE OF COLORADO              )
                               ) ss.
CITY AND COUNTY OF DENVER      )



     The foregoing instrument was acknowledged before me this 22nd day of
                                                              ----
September, 1993, by Gregory A. Hahn, the Exec. Vice Pres. of St. Mary
---------    --     ---------------      ----------------
Minerals Inc., a Colorado corporation, on behalf of the corporation.

My Commission Expires:



Feb. 14, 1997                                 /s/ James C. Robertson
------------------------------                --------------------------------
                                              Notary Public James C. Robertson

                                   EXHIBIT A

                                    OWNERS

NAME AND ADDRESS                                       % INTEREST IN PROPERTY

Wanda H. Ahlstrom and                                  Undivided 50% Interest
Clive L. Ahlstrom husband and wife
1628 Mulberry Way
Sandy, Utah 84093


Max J. Peacock and                                     Undivided 50% Interest
Florene N. Peacock, husband and wife
5889 So. 20 East
Murray, Utah 84107

                                   EXHIBIT B

PATENTED CLAIMS

     An undivided two-thirds interest in and to the following patented mining claims located in Montrose County, Colorado:

          Cliff Dweller Lode, Mineral Survey No. 17486
          Rainbow Lode, Mineral Survey No. 17487


UNPATENTED CLAIMS

     100% interest in and to the unpatented mining claims located in Montrose County, Colorado that are listed on Exhibit B-1 attached hereto and incorporated herein.

                                   EXHIBIT B-1

Claim Name              Twn/Ran/Sec         Book/Page          Blm Ser. No.
----------              -----------         ---------          ------------
Azurite #1              47N/19W/22          782/439              234431
Azurite #2              47N/19W/15          782/440              234432
Azurite #3              47N/19W/15          782/441              234433
Azurite #4              47N/19W/15          782/442              234434
Azurite #5              47N/19W/15          782/443              234435
Azurite #6              47N/19W/15          782/444              234436
Azurite #7              47N/19W/15          782/445              234437
Azurite #8              47N/19W/15          782/446              234438
Azurite.#9              47N/19W/15          782/447              234439
Azurite #10             47N/19W/15          782/448              234440
Azurite #11             47N/19W/15          782/449              234441
Azurite #12             47N/19W/22          782/450              234442
Azurite #13             47N/19W/15          782/451              234443
Azurite #14             47N/19W/15          782/452              234444
Azurite #15             47N/19W/15          782/453              234445
Azurite #16             47N/19W/15          782/454              234446
Azurite #17             47N/19W/15          782/455              234447
Azurite #18             47N/19W/22          782/456              234448
Azurite #19             47N/19W/22          782/457              234449
Azurite #20             47N/19W/15          782/491              236292
Azurite #21             47N/19W/22          782/492              236293
Azurite #22             47N/19W/22          782/493              236294
Azurite #23             47N/19W/22          782/494              236295
Azurite #24             47N/19W/22          782/495              236296
Azurite #25             47N/19W/22          782/496              236297
Azurite #26             47N/19W/22          782/497              236298
Azurite #27             47N/19W/22          782/498              236299
Azurite #28             47N/19W/22          782/499              236300
Azurite #29             47N/19W/22          782/500              236301
Azurite #30             47N/19W/22          782/501              236302
Azurite #31             47N/19W/27          782/502              236303
Azurite #32             47N/19W/14          782/503              236304
Azurite #33             47N/19W/14          782/504              236305
Azurite #34             47N/19W/22          782/505              236306
Azurite #35             47N/19W/22          782/506              236307
Azurite #36             47N/19W/22          782/507              236308
Azurite #37             47N/19W/22          782/508              236309
Azurite #38             47N/19W/22          782/509              236310
Azurite #39             47N/19W/22          782/510              236311
Azurite #40             47N/19W/22,23      782/511              236312
Azurite #41             47N/19W/22,23       782/512              236313
Azurite #42             47N/19W/22,23,26,27 782/513              236314
Azurite #43             47N/19W/26,27       782/514              236315
Azurite #44             47N/19W/23          782/515              236316
Azurite #45             47N/19W/23          782/516              236317
Azurite #46             47N/19W/23          782/517              236318
Azurite #47             47N/19W/23          782/518              236319
Azurite #48             47N/19W/23          782/519              236320
Azurite #49             47N/19W/23          782/520              236321

Claim Name              Twn/Ran/Sec         Book/Page          Blm Ser. No.
----------              -----------         ---------          ------------
Azurite #50             47N/19W/14          782/521              236322
Azurite #51             47N/19W/14          782/522              236323
Azurite #52             47N/19W/14,23       782/523              236324
Azurite #53             47N/19W/23          782/524              236325


Claude #1               47N/19W/22          782/430              234423
Claude #2               47N/19W/22          782/431              234424
Claude #3               47N/19W/22,28       782/432              234425
Claude #4               47N/19W/6,22,28     782/433              234426
Claude #5               47N/19W/22          782/434              234427
Claude #6               47N/19W/22          782/435              234428
Claude #7               47N/19W/22,28       782/436              234429
Claude #8               47N/19W/22,28       782/437              234430
Claude #9               47N/19W/27          782/526              236326
Claude #10              47N/19W/27          782/527              236327
Claude #11              47N/19W/27          782/528              236328
Claude #12              47N/19W/27          782/529              236329
Claude #13              47N/19W/22          782/574              237204
Claude #14              47N/19W/22          782/575              237205

Recorded at _____________________ O'clock ____________M ________________
Reception No. __________________  _____________________________Recorder
------------------------------------------------------------------------------
------------------------------------------------------------------------------
                           SPECIAL WARRANTY DEED

    Wanda H. Ahlstrom & Clive L. Ahlstrom
    husband and wife

whose address is  1628 Mulberry Way, Sandy Utah 84093

                        xxxxxxxx

xxxxxxxxxxxxx                                     , for the consideration

of  Two Hundred Seventy-Five Thousand & 00/100 dollars,
    ($275,000.00)
in hand paid, hereby sell(s) and convey(s) to St. Mary Minerals Inc., a Colorado corporation whose legal address is 1776 Lincoln Street

    City and  County of Denver                  , and State of  Colorado

the following real property in the                  County of Montrose

and State of Colorado, to wit:

                         An undivided fifty percent (50%) interest in the property described in Exhibit A attached hereto and incorporated herein also known as street and number  NA

                   and water rights
with all its appurtenances and warrant(s) the title against all persons claiming under (me)(us).

    Signed and delivered this         day of              1993.

/s/ Wanda H. Ahlstrom                  /s/ Clive L. Ahlstrom
-----------------------------          ------------------------------
Wanda H. Ahlstrom                      Clive L. Ahlstrom
_____________________________          ______________________________

_____________________________          ______________________________

       STATE OF COLORADO        )
                                ) ss.
     County of                  )

    The foregoing instrument was acknowledged before me this 27 day of Sept 1993, by Clive L. Ahlstrom and Wanda H. Ahlstrom, husband and wife

   My commission expires      6/3 , 1995. Witness my hand and official seal

[DAVID A. SHAIA SEAL]

                                       /s/ David A. Shaia
If in Denver, insert "City and"       -------------------------------
                                              Notary Public
------------------------------------------------------------------------------
------------------------------------------------------------------------------

Recorded at _____________________ O'clock ____________M ________________
Reception No. __________________  _____________________________Recorder
------------------------------------------------------------------------------
------------------------------------------------------------------------------
                           SPECIAL WARRANTY DEED

    Florene H. Peacock and Max J. Peacock
    husband and wife

whose address is  5889 So. 20 East, Murray, Utah 84107

                        xxxxxxxx

xxxxxxxxxxxxx                                     , for the consideration

of  Two Hundred Seventy-Five Thousand & 00/100 dollars,
    ($275,000.00)
in hand paid, hereby sell(s) and convey(s) to St. Mary Minerals Inc., a Colorado corporation whose legal address is 1776 Lincoln Street

    City and  County of Denver                  , and State of  Colorado

the following real property in the                  County of Montrose

and State of Colorado, to wit:

                         An undivided fifty percent (50%) interest in the property described in Exhibit A attached hereto and incorporated herein also known as street and number  NA

                   and water rights
with all its appurtenances and warrant(s) the title against all persons claiming under (me)(us).

    Signed and delivered this         day of              1993.

/s/ Florene H. Peacock                 /s/ Max J. Peacock
-----------------------------          ------------------------------
Florene H. Peacock                     Max J. Peacock
_____________________________          ______________________________

_____________________________          ______________________________

       STATE OF COLORADO        )
                                ) ss.
     County of                  )

    The foregoing instrument was acknowledged before me this 27 day of Sept 1993, by Max J. Peacock and Florene N. Peacock, husband and wife.

   My commission expires      6/3 , 1995. Witness my hand and official seal

[DAVID A. SHAIA SEAL]

                                       /s/ David A. Shaia
If in Denver, insert "City and"       -------------------------------
                                              Notary Public
------------------------------------------------------------------------------
------------------------------------------------------------------------------

                        AMENDMENT #2 TO OPTION AGREEMENT


     This Amendment #2 to Option Agreement is made and entered into as of March __, 1996 by and between Wanda H. Ahlstrom and Clive L. Ahlstrom, husband and wife, and Max J. Peacock and Florene N. Peacock, husband and wife ("Owners"), whose address is P. 0. Box 31, Eden, Utah 84310 and SUMMO USA CORPORATION, a Colorado corporation and successor in interest to St. Mary Minerals Inc. ("St. Mary"), whose address is 1776 Lincoln Street, Suite 1100, Denver, Colorado 80203.

     WHEREAS, Owners and St. Mary entered into an Option Agreement dated September 27, 1993 pertaining to certain lands in Township 47 North, Range 19 West, in Montrose County, Colorado.

     WHEREAS, Owners and Summo amended the Option Agreement effective December 28, 1994 in order to revise the property description.

     WHEREAS, Owners and Summo now desire to amend the Option Agreement and to ratify and confirm the Option Agreement as so modified.

     NOW, THEREFORE, in consideration of the following covenants, the Owners and Summo agree as follows:

1. Subparagraph (b) of Article 6 is deleted in its entirety and replaced with the following:

    (b) Summo shall pay to Owners further option payments on the dates and in the amounts as follows:

         March 1, 1994                 $ 20,000 (paid 2-7-94)
         September 1, 1994               20,000 (paid 8-19-94)
         September 1, 1995               50,000 (paid 8-15-95)
         September 1, 1996               50,000
         September 1, 1997               50,000
         September 1, 1998               50,000
         September 1, 1999               50,000
         September 1, 2000               50,000
         September 1, 2001             $200,000
                                       --------

                                       $540,000

     THIS Amendment shall be effective as of March 29, 1996.

     EXCEPT as herein amended, the Option Agreement is hereby ratified and confirmed by Owners and Summo as executed and as being in full force and effect.

     THIS Amendment will inure to the benefit of and will be binding upon the respective successors, representatives and assigns of the Owners and Summo.

     IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first above written.

/s/ Wanda H. Ahlstrom                  /s/ Clive L. Ahlstrom
-----------------------------          ------------------------------
Wanda H. Ahlstrom                      Clive L. Ahlstrom


/s/ Max J.Peacock                      /s/ Florene N. Peacock
-----------------------------          ------------------------------
Max J.Peacock                          Florene N. Peacock


                                       SUMMO USA CORPORATION



                                       By: /s/ [ILLEGIBLE]
                                          ---------------------------


STATE OF UTAH           )
                        ) ss.
COUNTY OF SALT LAKE     )

On this 24 day of June, 1996 before me the undersigned, a notary public,
        --        ----
personally appeared Wanda H. Ahlstrom, owner of said claims.




                                       /s/ Angela Spencer
                                       ------------------------------
                                       Notary Public

My Commission Expires:

July 7, 1998
-----------------------------

[SEAL]

[NOTARY PUBLIC ANGELA SPENCER SEAL]

STATE OF UTAH           )
                        ) ss.
COUNTY OF SALT LAKE     )

On this __ day of _____, 1996 before me the undersigned, a notary public, personally appeared Clive L. Ahlstrom, owner of said claims.



                                       ______________________________
                                       Notary Public

My Commission Expires:


_____________________________

[SEAL]



STATE OF UTAH           )
                        ) ss.
COUNTY OF SALT LAKE     )

On this 21 day of June, 1996 before me the undersigned, a notary public,
        --        ----
personally appeared Max J. Peacock, owner of said claims.




                                       /s/ Yvonne M. Hill
                                       ------------------------------
                                       Notary Public

My Commission Expires:

     2/21/98
-----------------------------

[SEAL]

[NOTARY PUBLIC YVONNE M. HILL SEAL]

STATE OF UTAH           )
                        ) ss.
COUNTY OF SALT LAKE     )

On this 21 day of June, 1996 before me the undersigned, a notary public,
        --        ----
personally appeared Florene N. Peacock, owner of said claims.




                                       /s/ Yvonne M. Hill
                                       ------------------------------
                                       Notary Public

My Commission Expires:

     2/21/98
-----------------------------

[SEAL]

[NOTARY PUBLIC YVONNE M. HILL SEAL]

STATE OF COLORADO       )
CITY AND                ) ss.
COUNTY OF DENVER        )

On this 27 day of March 1996 before me the undersigned, a notary public,
        --        -----
personally appeared Gregory A. Hahn, the President of Summo USA Corporation, on behalf of the corporation.




                                       /s/ Michelle Herbert
                                       ------------------------------
                                       Notary Public

My Commission Expires:

      3-18-99
-----------------------------

[SEAL]